UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 25, 2013

Tower Group International, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-35834	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Bermuda Commercial Bank Building

19 Par-La-Ville Road

Hamilton, HM 11, Bermuda

(Address of principal executive office)

(441) 279-6610

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

Arch Reinsurance Ltd. Brokerage Multi-Line Quota Share Agreement

On September 27, 2013, Tower Insurance Company of New York (“Tower New York”) on its behalf and on behalf of its pool participants entered into a Multi-Line Quota Share Agreement (the “Arch Re Reinsurance Agreement”) with Arch Reinsurance Ltd. (“Arch Re”). Tower New York and each of its pool participants are subsidiaries of Tower Group International, Ltd. (“Tower”). Pursuant to the terms of the Arch Re Reinsurance Agreement, Tower New York ceded to Arch Re a 17.5% quota share of certain brokerage commercial automobile liability, brokerage commercial multi-peril property, brokerage commercial multi-peril liability and brokerage other liability (monoline liability) business. The agreement covers losses occurring on or after July 1, 2013 under (i) policies in-force as at June 30, 2013 and (ii) policies written or renewed from July 1, 2013 to December 31, 2013. The liability of Arch Re is subject to maximum losses per occurrence and an aggregate cap equal to 120% of the ceded reinsurance premium. The parties have the option to terminate the agreement upon 30 days notice if any of the events listed in the Special Termination section of the agreement occur. Tower New York paid to Arch Re, as a reinsurance premium, an amount equal to 17.5% of their unearned premiums on the subject business as of July 1, 2013 and will pay to Arch Re 17.5% of future premium income on the subject business. Arch Re will pay a contingent ceding commission to the Tower New York of between 25% and 31.5% based on the financial results of the subject business.

Hannover Re (Ireland) Plc Brokerage Multi-Line Quota Share Agreement

On September 26, 2013, Tower New York on its behalf and on behalf of its pool participants entered into a Multi-Line Quota Share Reinsurance Agreement (the “Hannover Re Reinsurance Agreement”) with Hannover Re (Ireland) Plc (“Hannover Re”). Pursuant to the terms of the Hannover Re Reinsurance Agreement, Tower New York ceded to Hannover Re a 14% quota share of certain brokerage commercial automobile liability, brokerage commercial multi-peril property, brokerage commercial multi-peril liability, brokerage other liability (monoline liability) and brokerage workers’ compensation business. The agreement covers losses occurring on or after July 1, 2013 under (i) policies in-force as at June 30, 2013 and (ii) policies written or renewed from July 1, 2013 to December 31, 2013. The liability of Hannover Re is subject to maximum losses per occurrence and an aggregate cap equal to 110% of the ceded reinsurance premium. The parties have the option to terminate the agreement upon 30 days notice if any of the events listed in the Special Termination section of the agreement occur. Hannover Re is entitled to a reinsurance premium in an amount equal to 14% of the unearned premiums on the subject business as of July 1, 2013 and 14% of future premium income on the subject business. Pursuant to the terms of the agreement, the reinsurance premium is not paid to Hannover Re, but rather is held by Tower New York in a funds withheld account as security for Hannover Re’s obligations under the reinsurance agreement. Hannover Re will pay a contingent ceding commission to Tower New York of between of 25% and 30.6% based on the financial results of the subject business.

Southport Re (Cayman), Ltd. Workers’ Compensation Quota Share and Adverse Development Aggregate Excess of Loss Agreements

On September 25, 2013, Tower New York entered into two reinsurance agreements with Southport Re (Cayman), Ltd. (“Southport Re”), on its behalf and on behalf of its pool participants. Also on September 26, 2013, Tower Reinsurance, Ltd. (“Tower Re”), also a subsidiary of Tower, entered into a reinsurance agreement with Southport Re.

The two reinsurance agreements entered into by Tower New York consist of a Quota Share Reinsurance Agreement (the “Tower New York Quota Share Agreement”) and an Adverse Development Aggregate Excess of Loss Reinsurance Agreement (the “Tower New York Aggregate Excess of Loss Agreement”).

Tower New York Quota Share Agreement. Pursuant to the Tower New York Quota Share Agreement, Tower New York ceded to Southport Re a 30% quota share of its workers’ compensation and employer’s liability business. The agreement covers losses occurring on or after July 1, 2013 for policies in force as at June 30, 2013 and policies written or renewed during the term of the agreement, subject to a maximum liability to Southport Re of $1.5 million per loss occurrence. Tower New York paid to Southport Re, as a reinsurance premium, an amount equal to 30% of its unearned premiums on the subject business as of July 1, 2013 and will pay to Southport Re 30% of future premium income on the subject business. Southport Re will pay a contingent ceding commission to Tower New York of between 19% and 28% based on the financial results of the subject business.

Tower New York Aggregate Excess of Loss Agreement. Pursuant to the Tower New York Aggregate Excess of Loss Agreement, Southport Re assumed a portion of the losses incurred by Tower New York on its workers’ compensation and employer’s liability business between January 1, 2011 and May 31, 2013, but paid by Tower New York on or after June 1, 2013.

The coverage is provided in three layers. Each layer provides coverage for varying percentages of losses per underwriting period, not to exceed a specified percentage of the earned premium on the subject business through May 31, 2013, up to caps applicable to each of the layers. The reinsurance premium under the agreement was an amount equal to the estimated unpaid portion of liabilities.

Southport Re has established and is obligated to maintain a trust account for the benefit of Tower New York as security for Southport Re’s obligations under the agreement.

Tower Re Aggregate Excess of Loss Agreement. Pursuant to the Tower Re Aggregate Excess of Loss Agreement, Southport Re assumed a portion of the losses incurred by Tower Re on its assumed workers’ compensation and employer’s liability business between January 1, 2011 and May 31, 2013, but paid by Tower Re on or after June 1, 2013.

The coverage is provided in three layers. Each layer provides coverage for varying percentages of losses per underwriting period, not to exceed specified percentages of earned premium on the subject business through May 31, 2013, up to caps applicable to each of the layers.

The reinsurance premium under the agreement was an amount equal to the estimated unpaid portion of liabilities.

Pursuant to the terms of the agreement, the reinsurance premium was not paid to Southport Re, but rather is held by Tower Re in a funds withheld account as security for Southport Re’s obligations under the reinsurance agreement. In addition, Southport Re has established a trust account for the benefit of Tower Re as additional security for Southport Re’s obligations under the reinsurance agreement.

The foregoing descriptions of each of the Arch Re Reinsurance Agreement, the Hannover Re Reinsurance Agreement, the Tower New York Quota Share Agreement, the Tower New York Aggregate Excess of Loss Agreement and the Tower Re Aggregate Excess of Loss Agreement, are not complete and are qualified in their entirety by reference to the full agreements related thereto, which are filed as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4 and Exhibit 10.5 hereto, respectively.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 10.1 – Arch Reinsurance Ltd. Brokerage Multi-Line Quota Share Agreement, dated as of September 27, 2013.

Exhibit 10.2 – Hannover Re (Ireland) Plc Brokerage Multi-Line Quota Share Agreement, dated as of September 26, 2013.

Exhibit 10.3 – Tower New York – Southport Re (Cayman), Ltd. Workers’ Compensation Quota Share Agreement, dated as of September 25, 2013.

Exhibit 10.4 – Tower New York – Southport Re (Cayman), Ltd. Workers’ Compensation Adverse Development Aggregate Excess of Loss Agreement, dated as of September 25, 2013.

Exhibit 10.5 – Tower Re – Southport Re (Cayman), Ltd. Workers’ Compensation Adverse Development Aggregate Excess of Loss Agreement, dated as of September 26, 2013.

Exhibit 99.1 – Copy of press release issued by Tower Group International, Ltd. dated October 1, 2013

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tower Group International, Ltd.
Registrant

Date: October 1, 2013	/s/ William E. Hitselberger

WILLIAM E. HITSELBERGER
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit

10.1	Arch Reinsurance Ltd. Brokerage Multi-Line Quota Share Agreement, dated as of September 27, 2013.

10.2	Hannover Re (Ireland) Plc Brokerage Multi-Line Quota Share Agreement, dated as of September 26, 2013.

10.3	Tower New York – Southport Re (Cayman), Ltd. Workers’ Compensation Quota Share Agreement, dated as of September 25, 2013.

10.4	Tower New York – Southport Re (Cayman), Ltd. Workers’ Compensation Adverse Development Aggregate Excess of Loss Agreement, dated as of September 25, 2013.

10.5	Tower Re – Southport Re (Cayman), Ltd. Workers’ Compensation Adverse Development Aggregate Excess of Loss Agreement, dated as of September 26, 2013.

99.1	Copy of press release issued by Tower Group International, Ltd. dated October 1, 2013.